UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2011

November 29, 2011

Dear Fellow Shareholders of the Conestoga Small Cap Fund,

 I am pleased to be writing my first letter as the new Chairman of the Conestoga Funds. As a co-founder of Conestoga Capital Advisors (the Adviser) I am enthusiastic about taking on the additional responsibilities. It is gratifying to report the Fund’s solid performance of a positive 5.96% for the fiscal year ended, September 2011.   The Russell 2000 and Russell 2000 Growth Indices experienced negative returns during the same period.  During this period of extreme volatility the Fund’s focus on high quality, well-managed and well-capitalized small cap companies helped produce these returns with less risk versus the Fund’s benchmarks.  As was the case in previous years, the Fund’s turnover ratio remained under 25%.

 The Fund’s strong performance has enabled it to grow in assets from $103,065,768 to $133,214,244, an increase of 29% from fiscal year end 2010.  The Fund had 2,411 shareholders on fiscal year end 2011 versus 986 shareholders the previous fiscal year, evidence of the growing awareness of the Fund in the investment community. In June of 2011, the Fund was represented at the Annual Morningstar Investment Conference for the first time.  It was a very positive experience and as we look forward to 2012, it is my expectation that the Fund will gain additional exposure.

The Fund continues to grow, and so does the list of platforms where the Fund is available for purchase.  Currently, the Fund is available for purchase on 58 different platforms. The most notable platform update during the fiscal year was the transition from the Fidelity Transaction Fee platform to the No-Transaction Fee platform.  Several selling agreements were executed for different 401k administrative platforms during the year.

 On September 1st, 2011, Mr. Christopher Maxwell, resigned as a Trustee of the Conestoga Funds. Mr. Maxwell was instrumental in launching the Fund in 2002, serving as Chairman for many years. The Partners of Conestoga Capital Advisors express our appreciation for his endeavors during this formative period. Robert M. Mitchell, a co-founder of the Advisor and co-portfolio manager of the Fund has joined the board as an Interested Trustee.

 We are very appreciative of the support and confidence entrusted in us by the shareholders of the Conestoga Small Cap Fund.  Thank you for investing along with us in the Conestoga Small Cap Fund.

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2011

Dear Fellow Shareholders,

The Conestoga Small Cap Fund’s fiscal year (October 1 – September 30) began with six months of very strong market returns, as the recovery from the 2008 bear market continued.  However, investor sentiment turned sharply negative during the spring and summer of 2011, and major equity markets posted sharp declines over the six months ending September 30, 2011.  Concerns about the government debt crises in Europe combined with political wrangling in the United States stoked fears that the global economy would slip back into recession.  Indeed, job creation remained anemic and, generally speaking, economic data reported during the past few quarters reveal only sluggish growth.  As one might expect, the poor performance by stocks was accompanied by a flight to safety.  Investors moved to the perceived safe havens of U.S Treasury securities and gold.  Yields on U.S. 10-Year Treasury Bonds, which began 2011 with a yield 3.30%, fell to as low as 1.72% in late September 2011.  Gold moved from approximately $1400 per ounce at the beginning of the calendar year, to a high of almost $1900 per ounce in September 2011.

Investors’ preference for safer assets in a world of uncertainty also impacted the range of equity returns over the past year.  Large capitalization stocks outperformed small capitalization stocks, and stocks perceived as higher-quality outperformed lower-quality companies.  The stronger returns for higher-quality companies favored the Conestoga Small Cap Fund, which outperformed the benchmark Russell 2000 Growth and Russell 2000 Indices.  The Fund has also outperformed the large cap market as measured by the Standard & Poor’s 500 Index.  Returns for the Fund, the small cap benchmarks, and the S&P 500 are below:

Annualized Returns vs. Russell and Standard & Poor’s Indices

	YTD 2011	1 Year	3 Years*	5 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund	-7.64%	5.96%	5.10%	3.57%	9.02%
Russell 2000 Index	-17.02%	-3.53%	-0.37%	-1.02%	7.80%
Russell 2000 Growth Index	-15.57%	-1.12%	2.07%	0.96%	8.30%
Standard & Poor’s 500 Index	-8.68%	1.14%	1.22%	-1.18%	5.31%

*Periods longer than one year are annualized.  Source: Conestoga, FactSet, Russell Investments, S&P.

While we were disappointed to experience the equity market’s decline over the last six months, we take some comfort that the Fund’s performance has been consistent with our investment approach, and in keeping with our historical characteristic of protecting capital in down markets.  Since the Fund’s inception, the volatility of returns for the Fund (as measured by standard deviation) has been lower than the Russell 2000 and Russell 2000 Growth indices.  Over the past five years ended September 30, 2011, the Fund’s returns have been less volatile than the Russell 2000, Russell 2000 Growth, and S&P 500 indices.

Market volatility is painful to experience, but we believe it often provides attractive opportunities to invest in small capitalization equities. Investors become myopically focused on current macroeconomic events that shape the near-term direction of the markets, and they lose sight of the merits of the individual companies and their long-term growth prospects.  We note that in slower growth economies (GDP Growth less than 3%), small caps tend to outperform large caps (Furey Research Partners - November 8, 2011).  We expect that the current economic environment will be marked by sluggish growth, as consumers and governments work through the de-leveraging of their balance sheets.  We believe the companies in the Fund are well positioned for the economic climate, given their strong balance sheets and sustainable earnings growth.

The current economic environment provides a great backdrop for us to apply our long-term approach to buying high quality small capitalization companies.  While not as active as we were in late 2008 and early 2009, we were busy this summer adding five new stocks to the portfolio: Hibbett Sports, Inc. (HIBB); Innerworkings, Inc. (INWK); National Research Corporation, Inc. (NRCI); Stratasys, Inc. (SSYS); and Zipcar, Inc. (ZIP).  The market’s decline allowed us to purchase two of the stocks at prices that were down 25% or more from their recent highs.  HIBB, INWK, NRCI and ZIP outperformed on a relative basis during our holding period in the third quarter 2011.  SSYS underperformed during 3Q11, and this underperformance provided us with an opportunity to make an additional 1% purchase of SSYS later in the quarter, bringing it to a full target weight of 2% or more.

We have received questions from Fund shareholders, advisors and consultants about how we assessed the potential impact of political and macroeconomic developments on the Fund.  In the course of the significant number of conversations and visits that we have had with the Fund’s current holdings, potential candidates for the Fund, and other public companies in the summer and early fall of 2011, the companies were not seeing the fall-off in demand that is being suggested in the news, by economists, and on CNBC.  Perhaps these companies are last to see the slowdown, but in our conversations it simply does not feel as gloomy as 2008 right now.  Cases in point: we visited with two of our top holdings, CoStar Group, Inc. (CSGP) and Sun Hydraulics, Inc. (SNHY), in late August and late September, respectively.  CSGP’s management team stated the commercial real estate customer’s demand for the product was still strong, and they had not seen any decline in business.  SNHY’s management team said they had seen a slowing in their business from earlier in the year, however business was still solid.  These conversations were fairly typical of those held throughout the summer and early fall period.

As we are in the midst of the fourth quarter, we have been closely monitoring quarterly earnings reports and management conference calls, as always.  We believe that even in a difficult economic environment, the holdings in the Fund are well-positioned to outperform their competitors in the years ahead.  As we pen this letter in November, roughly two-thirds of the Fund’s holdings have reported earnings, and those reports have been solid.  The companies within the Fund have posted 14.9% sales growth and 20.5% growth in operating income in their latest quarterly report. We believe this strong growth in a difficult economic environment is a function of the continued investments our portfolio companies made in 2008 and 2009.  As we have discussed in prior letters, these continued investments may take longer to impact the income statement and balance sheet, but we believe they demonstrate that the portfolio companies have improved their competitive position.

Lastly, we note that there has been increased discussion concerning the relative valuation of small cap stocks to large cap stocks.  While the small cap market overall appears somewhat expensive relative to large cap stocks (as measured by comparing price-to-earnings ratios), it is our belief that this is largely due to the high valuations being placed on low quality stocks.  In a recent report from Furey Research Partners, stocks with low or no earnings account for virtually all of the premium valuation of small cap stocks relative to large cap stocks, while high quality stocks are actually trading at a discount.  While high quality stocks have performed well in calendar 2011, we believe that the performance cycle favoring high quality is still in the early stages.

- - - - - - - - - - - -

Conestoga Capital Advisors marked its tenth anniversary on July 1, 2011.  From our beginnings with just over $80 million in client assets under management, the Firm has grown to over $570 million in assets under management at the end of October 2011.  Launching Conestoga Capital Advisors with our own capital in 2001, we would have been hard pressed to imagine the challenges that would face the investment markets in the past decade. Beginning with the September 11th, 2001 terrorist attacks, and followed by a recession and two wars, the early years of Conestoga were eventful. Those valuable experiences continue to serve us well today, as we continue to employ the disciplines of our investment approach, and the prudent management of the firm.

As the markets began to recover in 2002, we took the bold step of launching the Conestoga Small Cap Fund. Beginning with roughly $1 million in assets, the Fund has grown to nearly $170 million in assets today.  The Fund has experienced steady growth in assets under management, and we appreciate the support of Registered Investment Advisors (RIAs), Wealth Advisors, Trust Departments, Institutional Consultants and Individual Shareholders that have recommended the Fund to their clients.  Year-to-date through November 22, 2011, the Fund has experienced net inflow of $40.8 million.  We believe that our more conservative approach to small cap investing, which focuses on companies with positive earnings and sustainable growth rates, is especially appropriate in today’s more volatile environment and has been key to attracting investors to the Fund.  We are grateful for the continued support of our new and long-term investors, and will continue to make every effort to deliver above market returns with lower volatility and downside protection.  As always, we appreciate the trust and confidence that you have placed in Conestoga Capital Advisors.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

Dave Lawson

Joe Monahan

Managing Partner - Senior Research Analyst

Managing Partner - Senior Research Analyst

CONESTOGA SMALL CAP FUND

Additional Comments (Unaudited)

Fund Growth

The Fund continued to grow in 2011.  Total net assets increased from $103,065,768 at the end of fiscal 2010 to $133,214,244 at the end of fiscal 2011.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2011 the Fund’s turnover rate was 18.03%, compared to 22.53% from the prior year.  For the twelve month period ended September 30, 2011, the Fund did not make a capital gain or net income distribution.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, (the “Adviser”) pays for most of the Fund’s operating costs with the exception of the fees and expense of Independent Trustees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  As of January 2007, the Adviser charges the Fund an annualized rate of 1.20% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10% which includes a fee waiver.  In the fiscal year ended September 30, 2011 the contractual amount the Fund owed the Adviser was $1,621,721 of which $225,453 was waived, resulting in net advisory fees of $1,396,268.

The Conestoga Funds have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  The Adviser pays all of the marketing costs for the Fund out of its own resources and, other than the annual unified management fee, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although the Adviser does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

Investment Advisory Agreement

On November 18, 2010, The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund and Conestoga Capital Advisors, LLC dated January 2nd 2008, through January 2nd 2012.

Securities Lending

 During fiscal year 2011, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2011 Trustee fees and expenses amounted to $90,310.

Brokerage Costs

During fiscal year 2011 the Fund paid brokerage costs of $166,806, up from $161,183 in fiscal 2010.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.23 for every $1,000 in average assets invested in the Fund for fiscal 2011, down from $1.88 in fiscal 2010.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

Conestoga Small Cap Fund

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (October 1, 2002)

(Unaudited)

$26,000.00
$24,000.00
$22,000.00
$20,000.00
$18,000.00
$16,000.00
$14,000.00
$12,000.00
$10,000.00
Value of $10,000 Invested 10/01/2002
Conestoga Small Cap Fund $21,765.54
Russell 2000 Index $20,297.90
Russell 2000 Growth Index $20,902.14
09/30/02
09/30/03
09/30/04
09/30/05
09/30/06
09/30/07
09/30/08
9/30/2009
9/30/2010
9/30/2011

	One Year Return	Five Year Return	Since Inception (10/1/2002 through 09/30/2011)
Conestoga Small Cap Fund	5.96%	3.57%	9.02%
Russell 2000 Index	-3.53%	-1.02%	7.80%
Russell 2000 Growth Index	-1.12%	0.96%	8.30%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2011	September 30, 2011	April 1, 2011 through September 30, 2011

Actual	$1,000.00	$849.10	$5.19
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.67

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2011

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2011 were $ 133,214,244.

Cash Equivalent
3.55%
Consumer
Discretionary
7.78%
Liabilities in Excess
of Other Assets
(0.09%)
Financial Services
9.15%
Technology
30.66%
Healthcare
16.55%
Materials and
Processing
4.97%
Energy
5.71%
Producer Durables
21.72%

*Russell Sectors

  Cash Equivalent and Liabilities in excess of Other Assets are not Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2011

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Consumer Services
98,575	Zipcar, Inc. *	$ 1,774,350
Educational Services
44,500	Capella Education Company *	1,262,910
191,900	Healthstream, Inc. *	2,462,077
11,100	Strayer Education, Inc.	851,037
Eductional Services Total		4,576,024
Retail
39,150	Hibbett Sports, Inc. *	1,327,185
Textile Apparel & Shoes
170,000	Iconix Brand Group, Inc. *	2,686,000

Consumer Discretionary Sector Total		10,363,559	7.78%

Energy
Oil: Crude Producers
51,000	Contango Oil & Gas, Inc. *	2,790,210
Oil Well Equipment & Services
27,451	Carbo Ceramics, Inc.	2,814,551
22,325	Core Laboratories NV	2,005,455
Oil Well Equipment & Services Total		4,820,006

Energy Sector Total		7,610,216	5.71%

Financial Services
Asset Management & Custodian
110,000	Westwood Holdings Group, Inc.	3,800,500
Financial Data & Systems
146,000	Advent Software, Inc. *	3,044,100
20,475	FactSet Research Systems, Inc.	1,821,661
62,500	Morningstar, Inc.	3,527,500
Financial Data & Systems Total		8,393,261

	Financial Services Sector Total	12,193,761	9.15%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
47,875	Quality Systems, Inc.	$ 4,643,875
Medical Equipment
135,000	Abaxis, Inc. *	3,092,850
Medical and Dental Instruments and Supplies
161,000	Align Technology, Inc. *	2,442,370
50,325	Integra Lifesciences Holdings Corp. *	1,800,125
170,000	Meridian Bioscience, Inc.	2,675,800
33,800	National Research Corp.	1,120,132
59,751	Neogen Corporation *	2,075,750
32,250	TECHNE Corporation	2,193,323
Medical and Dental Instruments and Supplies Total		12,307,500
Pharmaceuticals & Biotech
330,000	Accelrys, Inc. *	1,999,800

	Healthcare Sector Total	22,044,025	16.55%

Materials and Processing
Building Materials
150,000	Simpson Manufacturing Company, Inc.	3,739,500
Chemicals & Allied Products
77,225	Balchem Corp. Class B	2,881,265

Materials and Processing Sector Total		6,620,765	4.97%

Producer Durables
Aerospace
62,850	Aerovironment, Inc. *	1,769,227
Commercial Services
61,275	Advisory Board Company *	3,954,076
105,000	Costar Group, Inc. *	5,456,850
188,250	Innerworkings, Inc. *	1,475,880
99,300	Ritchie Bros. Auctioneers, Inc.	2,004,867
170,926	Rollins, Inc.	3,198,025
130,000	Tetra Tech, Inc. *	2,436,200
Commercial Services Total		18,525,898

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

Diversified Manufacturing Operations
87,450	Raven Industries, Inc.	$ 4,215,090
Scientific Instruments: Control & Filter
217,012	Sun Hydraulics Corporation	4,422,705

Producer Durables Sector Total		28,932,920	21.72%

Technology
Computer Services Software & Systems
41,650	Micros Systems, Inc. *	1,829,684
240,000	NIC, Inc.	2,748,000
55,000	Pegasystems, Inc.	1,683,550
120,000	Pro Holdings, Inc. *	1,546,800
160,000	Tyler Technologies, Inc. *	4,044,800
Computer Services Software & Systems Total		11,852,834
Electronic Components
66,975	Hittite Microwave Corp. *	3,261,683
80,000	NVE Corporation *	4,852,800
Electronic Components Total		8,114,483
Electronics
83,350	Acacia Research Corp *	2,999,766
119,500	II-VI, Inc. *	2,091,250
Electronics Total		5,091,016
Information Technology
120,000	Blackbaud, Inc.	2,672,400
240,000	Bottomline Technologies, Inc. *	4,833,600
158,175	Comscore, Inc. *	2,668,412
121,000	Sourcefire, Inc. *	3,237,960
Information Technology Total		13,412,372
Specialized Printing and Prototyping
127,850	Stratasys, Inc. *	2,370,339

	Technology Sector Total	40,841,044	30.66%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

TOTAL COMMON STOCKS
	(Cost $112,264,715)	$128,606,290	96.54%

SHORT-TERM INVESTMENTS
4,729,264	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $4,729,264)	4,729,264	3.55%

TOTAL INVESTMENTS
	(Cost $116,993,979)	$133,335,554	100.09%

	Liabilities In Excess Of Other Assets	(121,310)	0.09%

	TOTAL NET ASSETS	$133,214,244	100.00%

* Non-income producing
** Variable rate effective at September 30, 2011.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments at Value (Cost $116,993,979)	$ 133,335,554
Receivables:
Shareholder Subscriptions	81,964
Dividends	92,178
Interest	22
Total Assets	133,509,718
Liabilities:
Accrued Investment Advisory Fees	116,614
Accrued Trustees' Fees and Expenses	32,109
Shareholder Redemptions Payable	146,751
Total Liabilities	295,474
Net Assets	$ 133,214,244

Net Assets Consist of:
Beneficial Interest Paid-in	$ 112,814,839
Accumulated Net Realized Gain on Investments	4,057,830
Net Unrealized Appreciation in Value of Investments	16,341,575
Net Assets, for 6,521,900 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value	$ 133,214,244
Net Asset Value, Offering and Redemption Price
Per Share ($133,214,244/6,521,900 shares)	$ 20.43

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign taxes withheld of $7,404)	$ 1,000,596
Interest	505
Total investment income	1,001,101
Expenses:
Investment advisory fees	1,621,721
Trustees' fees and expenses	90,310
Total expenses	1,712,031
Less: Advisory fees waived	(225,453)
Net expenses	1,486,578

Net Investment Loss	(485,477)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	6,513,350
Net change in unrealized appreciation (depreciation) on investments	(2,517,801)
Net realized and unrealized gain on investments	3,995,549

Net increase in net assets resulting from operations	$ 3,510,072

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	9/30/2011	9/30/2010
Increase/(Decrease) In Net Assets
From Operations:
Net investment loss	$ (485,477)	$ (215,283)
Net realized gain on investments	6,513,350	335,003
Net change in unrealized appreciation (depreciation) on investments	(2,517,801)	11,567,079
Net increase in net assets resulting from operations	3,510,072	11,686,799

From Fund share transactions:
Proceeds from sale of shares	60,907,859	39,424,582
Cost of shares redeemed	(34,269,455)	(13,401,297)
Total increase in net assets from Fund share transactions	26,638,404	26,023,285

Total increase in net assets	30,148,476	37,710,084

Net Assets at Beginning of Year	103,065,768	65,355,684
Net Assets at End of Year ( Includes accumulated net
investment loss of $0 and $0, respectively)	$ 133,214,244	$ 103,065,768

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net asset value - beginning of year	$19.28	$16.92	$17.68	$20.27	$17.75

Net investment income (loss) (a)	(0.08)	(0.04)	− (b)	0.07	− (b)
Net realized and unrealized gain (loss) on investments	1.23	2.40	(0.70)	(2.14)	2.59
Total from investment operations	1.15	2.36	(0.70)	(2.07)	2.59

Distributions from net investment income	−	−	(0.03)	(0.03)	−
Distributions from net realized capital gains	−	−	−	(0.49)	(0.07)
Distributions in excess of net investment income	−	−	(0.03)	−	−
Total distributions	−	−	(0.06)	(0.52)	(0.07)

Net asset value - end of year	$20.43	$19.28	$16.92	$17.68	$20.27

Total return	5.96%	13.95%	(3.87)%	(10.43)%	14.61%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 133,214	$ 103,066	$ 65,356	$ 42,582	$ 29,281

Before waivers
Ratio of expenses to average net assets	1.27%	1.24%	1.29%	1.30%	1.31%
Ratio of net investment income / (loss) to average net assets	(0.53)%	(0.40)%	(0.18)%	0.19%	(0.17)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.15%
Ratio of net investment income /(loss) to average net assets	(0.36)%	(0.26)%	0.01%	0.39%	(0.01)%

Portfolio turnover rate	18.03%	22.53%	13.89%	23.12%	13.51%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b) Represents less than $0.01 per share

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2011

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Conestoga Small Cap Fund (the “Fund”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP.”

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2011 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2011 (Total)
Assets
Short-Term
Investments	$ 4,729,264	$ -	$ -	$ 4,729,264
Common Stocks	128,606,290	-	-	128,606,290
Total	$ 133,335,554	$ -	$ -	$ 133,335,554

At September 30, 2011, there were no significant transfers between Level 1, 2, or 3 based on the input levels on September 30, 2010.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2011, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2008-2010) and the year September 30, 2011, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other – Permanent book/tax differences are reclassified among the components of capital.

Reclassification – As of September 30, 2011, the Fund recorded permanent book/tax differences of $485,477 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Event – The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the year ended September 30, 2011, the Adviser earned advisory fees of $1,621,721.  The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2012.  For the year ended September 30, 2011, the Adviser waived $225,453 of its fees under this arrangement.

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. The Distribution Plan is currently inactive and the Fund did not accrue any 12b-1 fees under this plan during the year ended September 30, 2011.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

There were no shareholder votes held between October 1, 2010 and September 30, 2011.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2011, were as follows:

Purchases……………………………………………..………….…$  47,739,339

Sales……………………………………………………………….….$  23,513,609

For Federal Income Tax purposes, the cost of investments owned at September 30, 2011, is $117,044,935.  As of September 30, 2011, the gross unrealized appreciation on a tax basis totaled $24,864,872 and the gross unrealized depreciation totaled $8,574,253 for a net unrealized appreciation of $16,290,619.

As of September 30, 2011 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$16,290,619

Accumulated net realized gain on investments

  $4,108,786

Total

$20,399,405

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

There were no distributions paid during the year ended September 30, 2011 and the year ended September 30, 2010.

Note 5. Beneficial Interest

The following table summarizing the activity in shares of the Fund:

	For the Year Ended 9/30/2011		For the Year Ended 9/30/2010
	Shares	Value	Shares	Value
Issued	2,697,912	$ 60,907,859	2,231,038	$ 39,424,582
Redeemed	(1,521,442)	(34,269,455)	(748,634)	(13,401,297)
Total	1,176,470	$ 26,638,404	1,482,404	$ 26,023,285

Note 6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Conestoga Small Cap Fund

and the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2011

CONESTOGA SMALL CAP FUND

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust; since 2004; Chairman, Elder Trust; from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services), 1985 to 2002	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President and Chief Executive Officer, Kovich Capital Management (private asset management); since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Founder and Principal, Bransford Investment Partners, LLC (private asset management).since 1997	2	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (management, financial, organizational and retirement consulting) since 1992	2	Trustee & Chairman of Bryce Capital Mutual Funds (2 portfolios) (2004-2006)
Interested Trustees[4]:
William C. Martindale, Jr., 1942	Chairman, CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001	2	None
Robert M. Mitchell, 1969	Trustee	Since 2011	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser, since 2001	2	None
Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001.
Duane R. D’Orazio, 1972	Secretary, since July 2002. Chief Compliance Officer, since August 2004, Anti-Money Laundering Compliance Officer, since December 2008	Since 2002	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Robert M. Mitchell, 1969	Treasurer, Trustee	Since 2002	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser.
Gregory Getts, 1957	Assistant Treasurer	Since 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Mark S. Clewett, 1968	Senior Vice President	Since 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
David M. Lawson, 1951	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
Michelle L. Patterson, 1976	Vice President	Since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.
M. Lorri McQuade, 1950	Vice President	Since 2003	Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the 1940 Act.

CONESTOGA SMALL CAP FUND

Additional Information

September 30, 2011

(Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2011, the Fund did not pay any distributions.

Board of Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO  64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath, LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2011

Manager’s Letter

As of September 30, 2011

Dear Fellow Shareholders,

The Third Quarter of 2011 was won by the bears as it was the weakest quarter we have seen since the end of 2008. July started out quiet but then started to fade over worries of a possible downgrade in the U.S debt rating and a continued stalemate in Washington regarding an increase in the debt ceiling. Some manufacturing data revealed a slowing domestic economy and global economic momentum seemed threatened as China was tightening credit and Europe was slashing spending. The market decline intensified into a crescendo in early August when S&P officially downgraded U.S. debt. Extreme volatility followed with record intraday percentage swings, but the market stabilized and spent the rest of August and September trying to build a bottom and focus on news from Europe. Investors sought safety and favored stable over cyclical, growth over value, low beta over high beta, and large over small capitalization. As the market tried to stabilize, September brought a number of domestic positives that didn’t get much media attention like a lower cost of energy, a stronger U.S. Dollar, low long term interest rates, and an increase in commercial and industrial loan demand.

Our investment team expects above average volatility to continue for the remainder of the year as much of the economic uncertainty can’t be resolved overnight.  The sovereign debt crisis will continue to attract the world’s attention and will most likely be the most significant factor influencing investor trading behavior.  The U.S. economy has proven its ability to overcome a number of external shocks as it battles near double digit unemployment and a dismal housing market.  The U.S. economy’s resiliency will be questioned however if the sovereign debt crisis continues without any meaningful remedy to control it.  We do not believe this is the base case scenario as world leaders continue to work towards a solution to stabilizing the Euro Zone.

The total return of the Institutional Advisors LargeCap Fund (IALFX) for the 3rd Quarter of 2011 was -10.69% versus the S&P 500 of -13.87%.   Calendar year -to-date, the Fund produced a total return of -5.18% versus the S&P 500 of -8.68% and over the past 12 months the Fund has produced a return of +3.73% versus the S&P 500 of +1.14%. Stock selection in the Consumer Discretionary sector and the Fund’s underweight in the Energy and Financial sectors were the biggest drivers of our outperformance for the quarter.

We continue to believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX continues to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and, strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy that places a premium on companies with strong balance sheets, solid valuations and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Fund Growth

The Fund continued to grow in 2011.  Total net assets increased from $21,847,843 at the end of fiscal 2010 to $50,052,819 at the end of fiscal 2011.  This represents an increase of $28,204,976 during the Fund’s second full year of operation.

Portfolio Turnover and Capital Gains Distributions

The Institutional Advisors LargeCap Fund historically has a much lower turnover rate than other comparable funds. For the year ended September 30, 2011 the Fund’s turnover rate was 25.93%, compared to 24.96% from the prior period.  For the twelve month period ended September 30, 2011, the Fund made a long-term capital gain distribution of $.2871 per share, and the Fund paid a net income distribution of $.0905 per share to holders of record on December 29, 2010.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the adviser, Institutional Advisors LLC (the “Adviser”) , pays for most of the Fund’s operating costs with the exception of the fees and expenses of  Independent Trustees , 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Effective March 2011, the Adviser charges the Fund an annualized rate of 1.70% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.35% which includes a fee waiver.  In the fiscal year ended September 30, 2011 the contractual amount the Fund owed the Adviser was $639,021 of which $196,197 was waived, resulting in net advisory fees of $442,824.

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 as amended ..  Distribution and selling services as permitted under the distribution plan are provided to the Fund by Rafferty Capital Markets, LLC (the “Distributor”) or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.  During the current fiscal year, the Fund incurred $4,491 in 12b-1 fees.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  During the current fiscal year, the Fund did not pay any organization a shareholder servicing fee.

Securities Lending

 During fiscal year 2011, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2011, Trustee fees and expenses amounted to $60,143.

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $507,458.  During fiscal year 2011, the Fund paid brokerage costs of $62,124, up from $15,803 in fiscal 2010.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.24 for every $1,000 in average assets invested in the Fund for fiscal 2011, up from $0.71 in fiscal 2010.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by the Adviser ..  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are Independent, and the Chair is an interested Trustee.

Fund Information

Subject to applicable laws, the management of the Institutional Advisors LargeCap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.ialfx.com.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-292-2660 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Institutional Advisors LargeCap Fund (part of Conestoga Family of Funds) to the SEC.

Institutional Advisors LargeCap Fund

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (March 31, 2009)

(Unaudited)

Institutional Advisors LargeCap Fund $13,886 *
S&P 500 Index $14,932
Value of $10,000 Invested 3/31/2009
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
3/31/2009
5/31/2009
7/31/2009
9/30/2009
11/30/2009
1/31/2010
3/31/2010
5/31/2010
7/31/2010
9/30/2010
11/30/2010
1/31/2011
3/31/2011
5/31/2011
7/31/2011
9/30/2011

	One Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2011)
Institutional Advisors LargeCap Fund	(1.98)%	14.03%
S&P 500 Index	1.14%	17.38%

* Reflects load

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, load, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2011 through
	April 1, 2011	September 30, 2011	September 30, 2011

Actual	$1,000.00	$907.90	$6.46
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

September 30, 2011

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2011 were $50,052,819.

INSTITUTIONAL ADVISORS LARGECAP FUND

Schedule of Investments
September 30, 2011

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels, Restaurants & Leisure
38,091	Darden Restaurants, Inc.	$1,628,390
Media
45,875	McGraw-Hill Companies, Inc.	1,880,875
Specialty Retail
26,795	The Tjx Companies, Inc.	1,486,319
Textiles, Apparel & Luxury Goods
11,365	VF Corp.	1,381,075

Consumer Discretionary Sector Total		6,376,659	12.74%

Consumer Staples

Beverages
17,220	Pepsico, Inc.	1,065,918
Food Products
29,205	General Mills, Inc.	1,124,100
47,115	McCormick & Co.	2,174,828
Food Products Total		3,298,928
Food & Staples Retailing
58,204	Walgreen Co.	1,914,329
Household Products
13,179	Colgate Palmolive Co.	1,168,714

Consumer Staples Sector Total		7,447,889	14.88%

Energy

Oil, Gas & Consumable Fuels
21,422	Chevron Corp.	1,983,463
22,800	Exxon Mobil Corp.	1,655,964
Oil, Gas & Consumable Fuels Total		3,639,427
Energy Equipment & Services
11,640	Diamond Offshore Drilling, Inc	637,174

Energy Sector Total		4,276,601	8.54%

Financials

Capital Markets
53,934	Federated Investors, Inc.	945,463
Consumer Finance
51,936	Discover Financial Services	1,191,412
Insurance
45,737	Progressive Corp.	812,289

Financials Sector Total		2,949,164	5.89%
Schedule of Investments (Continued)
September 30, 2011

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets
Health Care

Biotechnology
31,825	Amgen, Inc.	$1,749,102
Health Care Equipment & Supplies
19,482	Baxter International, Inc.	1,093,719
26,450	Stryker Corp.	1,246,588
Health Care Equipment & Supplies Total		2,340,307
Health Care Providers & Services
10,539	Laboratory Corp. of America Holdings *	833,108
18,047	McKesson Corp.	1,312,017
Health Care Providers & Services Total		2,145,125
Pharmaceuticals
33,476	Johnson & Johnson	2,132,086
27,966	Pfizer, Inc.	494,439
Pharmaceuticals Total		2,626,525

Health Care Sector Total		8,861,059	17.70%

Industrials

Aerospace & Defense
24,797	United Technologies Corp.	1,744,717
Air Freight & Logistics
16,738	C.H. Robinson Worldwide, Inc.	1,146,051
Industrial Conglomerates
23,156	Danaher Corp.	971,163

Industrials Sector Total		3,861,931	7.72%

Information Technology

Communications Equipment
21,835	Qualcomm, Inc	1,061,836
Computers & Peripherals
5,510	Apple, Inc. *	2,101,073
35,405	Hewlett-Packard Co.	794,842
Computers & Peripherals Total		2,895,915
IT Services
10,952	International Business Machines, Inc.	1,915,176
Semiconductors
44,290	Altera Corp.	1,396,464
Schedule of Investments (Continued)
September 30, 2011

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets
Software
50,145	Microsoft Corp.	$1,248,109
59,651	Oracle Corp.	1,714,370
Software Total		2,962,479

Information Technology Sector Total		10,231,870	20.45%

Materials

Containers & Packaging
42,982	Ball Corp.	1,333,302

Materials Sector Total		1,333,302	2.66%

Telecommunications Services

Diversified Telecommunication
65,890	AT&T, Inc.	1,879,183

Telecommunications Services Sector Total		1,879,183	3.75%

Utilities

Multi-Utilities
49,456	Wisconsin Energy Corp.	1,547,478

Utilities Sector Total		1,547,478	3.09%

TOTAL COMMON STOCKS
	(Cost $47,715,525)	48,765,136	97.42%

SHORT-TERM INVESTMENTS
1,340,196	UMB Bank Money Market Fiduciary 0.01% **	1,340,196	2.68%
	(Cost $1,340,196)

TOTAL INVESTMENTS
	(Cost $49,055,721)	50,105,332	100.10%

	Liabilities In Excess Of Other Assets	(52,513)	-0.10%

	TOTAL NET ASSETS	$50,052,819	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2011.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at Value (Cost $49,055,721)	$50,105,332
Receivables:
Shareholder Subscriptions	33,321
Dividends & Interest	24,102
Total Assets	50,162,755
Liabilities:
Accrued Investment Advisory Fees Payable	49,674
Distribution Fees Payable	2,588
Trustee Fees Payable	17,945
Shareholder Redemptions Payable	39,729
Total Liabilities	109,936

Net Assets	$50,052,819

Net Assets Consist of:
Beneficial Interest Paid-In	$48,190,599
Accumulated Net Investment Income	237,086
Accumulated Net Realized Gain on Investments	575,523
Net Unrealized Appreciation in Value of Investments	1,049,611
Net Assets, for 3,502,316 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$50,052,819
Net Asset Value and Redemption Price (1)
Per Share ($50,052,819/3,502,316 shares)	$14.29

Offering Price per share ($14.29/.945 sales charge as a percentage of the investment)	$15.12

(1) A deferred sales charge of up to 0.75% may be imposed on redemptions of shares representing original purchase of $1,000,000 or more that occur in the first year after purchase. The deferred sales charge is imposed on the lower of the original cost of the shares or the value of shares at the time of redemption.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Operations

For Year Ended September 30, 2011

Investment Income:
Dividends	$744,403
Interest	101
Total investment income	744,504
Expenses:
Investment advisory fees	639,021
Distribution fees	4,491
Trustees' fees and expenses	60,143
Total expenses	703,655
Less: Advisory fees waived	(196,197)
Net expenses	507,458

Net Investment Income	237,046

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain on investments	897,757
Net change in unrealized appreciation (depreciation) on investments	(3,052,445)
Net realized & unrealized loss on investments	(2,154,688)

Net decrease in net assets resulting from operations	$(1,917,642)

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2011	9/30/2010
Increase In Net Assets
From Operations:
Net investment income	$237,046	$100,365
Net realized gain on investments	897,757	299,755
Net change in unrealized appreciation (depreciation) on investments	(3,052,445)	1,771,663
Net increase (decrease) in net assets resulting from operations	(1,917,642)	2,171,783
Distributions to shareholders from:
Net investment income	(140,822)	(68,324)
Realized Gain	(446,741)	-
Total Distributions	(587,563)	(68,324)
From shares of beneficial interest transactions:
Proceeds from sale of shares	35,926,444	5,310,143
Shares issued on reinvestment of distribution	189,830	25,454
Cost of shares redeemed	(5,406,093)	(5,450,008)
Total increase (decrease) in net assets resulting from Fund share transactions	30,710,181	(114,411)

Total increase in net assets	28,204,976	1,989,048

Net Assets at Beginning of Year	21,847,843	19,858,795
Net Assets at End of Year (Includes accumulated net	$50,052,819	$21,847,843
investment income of $237,086 and $77,093, respectively)

INSTITUTIONAL ADVISORS LARGE CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	September 30, 2011		September 30, 2010	September 30, 2009 *

Net asset value - beginning of period	$14.12		$12.76	$10.00

Net investment income	0.10		0.07	0.03
Net realized and unrealized gains on investments	0.45	****	1.34	2.73
Total from investment operations	0.55		1.41	2.76

Distributions from:
Net investment income	(0.09)		(0.05)	−
Realized Gains	(0.29)		−	−

Total distributions	(0.38)		(0.05)	−

Net asset value - end of period	$14.29		$14.12	$12.76

Total return	3.73%		11.02%	27.60%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.87%		1.88%	1.85%	**
Ratio of net investment income to average net assets	0.11%		(0.05)%	0.15%	**

After waivers
Ratio of expenses to average net assets	1.35%		1.35%	1.35%	**
Ratio of net investment income to average net assets	0.63%		0.48%	0.65%	**

Portfolio turnover rate	25.93%		24.96%	8.99%	***

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized
*** Not Annualized
**** The amount of net gain from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of
Operations due to the timing of purchases and redemptions of Fund shares during the year.

Notes to Financial Statements

September 30, 2011

Note 1. Organization

Conestoga Funds (the ”Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Institutional Advisors LargeCap Fund (the “Fund”) and the Conestoga Small Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 , as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “ Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for 567,157 shares of beneficial interest.  The net assets received were valued at $5,671,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,977.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short - term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Notes to Financial Statements (Continued)

September 30, 2011

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2011 by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs   September 30, 2011

                                                 (Level 1)                  (Level 2)                      (Level 3)                     (Total)

        Assets

Short-Term Investments       $   1,340,196                       $   -                             $   -               $    1,340,196

Common Stocks                      48,765,136                            -                                  -                  48,765,136

               Total                      $ 50,105,332                       $   -                             $   -               $ 50,105,332

At September 30, 2011, there were no significant transfers between Level 1, 2, or 3 based upon the input levels on September 30, 2010.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2011, and has determined that none of them are uncertain.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

September 30, 2011

Reclassification – As of September 30, 2011, the Fund recorded permanent book/tax differences of $63,769 decreasing accumulated net realized gain on investments and increasing accumulated net investment income.   This reclassification has no impact on the net asset value of the Fund and is designed generally to present accumulated income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.   The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  For the year ended September 30, 2011, the Adviser earned advisory fees of $639,021.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35%, excluding distribution (12b-1) and trustee fees, of the Fund’s average daily net assets until at least January 29, 2012.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2011, the Adviser waived $196,197 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2011, the Fund accrued $4,491 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as

Notes to Financial Statements (Continued)

September 30, 2011

proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2011, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

                         For the Year Ended 9/30/2011

	Shares	Value
Issued	2,294,180	$35,926,444
Reinvested	12,530	189,830
Redeemed	(352,160)	(5,406,093)
Total	1,954,550	$ 30,710,181

                                    For the Year Ended 9/30/2010

	Shares	Value
Issued	395,837	$5,310,143
Reinvested	1,863	25,454
Redeemed	(406,338)	(5,450,008)
Total	(8,638)	$ (114,411)

Note 5.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2011, were as follows:

Purchases……………………………………………..………….…$  39,119,243

Sales……………………………………………………………….….$    9,744,067

For Federal Income Tax purposes, the cost of investments owned at September 30, 2011 is $49,137,96 1 ..  As of September 30, 2011, the gross unrealized appreciation on a tax basis totaled $3,243,147 and the gross unrealized depreciation totaled $2,275,776 for a net unrealized appreciation of $967,371.

As of September 30, 2011 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation                   $   967,371

Accumulated net realized gain                    657,763

Undistributed ordinary income                  237,086

                 Total                                     $1, 862 ,220

As of September 30, 2011 the Fund did not have any unused capital loss carryforward remaining .

Notes to Financial Statements (Continued)

September 30, 2011

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 6. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act .. As of September 30, 2011, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 97% of the Fund’s shares and may be deemed to control the Fund.

Note 8.  New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“ FASB ”) issued Accounting Standards Update (“ ASU ”) No. 2011 - 04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”.  ASU No. 2011 - 04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“ IFRS ”) .. ASU No. 2011 - 04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors LargeCap Fund

and the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Institutional Advisors LargeCap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period March 31, 2009 (commencement of operations) through September 30, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund, as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period March 31, 2009 through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2011

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2011

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Disinterested Trustees [1] :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Franklin Realty Trust since 2004	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President and CEO of Kovich Capital Management (Private Asset Management), since 2001;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Founder & Principal of Bransford Investment Partners, LLC (Private Asset Management), since 1997	2	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President of Ten Haken & Associates, Inc., since 1992	2	Trustee & Chairman of Bryce Capital Mutual Funds from 2004- 2006 (2 portfolios)
Interested Trustees[4]:
Robert M. Mitchell 1969	Trustee	Since 2011	Managing Partner, Co-Founder, Portfolio Manager, and Director of Research of Conestoga Capital Advisors, LLC since 2001	2	None
William C. Martindale, Jr., 1942	Chairman, & Trustee	Since 2002	Managing Partner, Co-Founder, & Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001	2	None

1

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	CEO since September 2010; President from July 2002 to September 2010	Since 2002	Managing Partner, Co-Founder, & Chief Investment Officer of Conestoga Capital Advisors , LLC since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002 Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Since 2002	Head Trader, Managing Partner, and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2001
Robert M. Mitchell 1969	Treasurer since July 2002	Since 2002	Managing Partner, Co-Founder, Portfolio Manager, and Director of Research of Conestoga Capital Advisors, LLC since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	Since 2004	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since February 2006	Since 2006	Managing Partner, Director of Institutional Sales and Client Service for Conestoga Capital Advisors, LLC since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1996-2005
Joseph F. Monahan 1959	Senior Vice President since 2008	Since 2009	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2008	Since 2009	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)
M. Lorri McQuade 1950	Vice President since September 2003	Since 2003	Partner (since 2003) and Administrative of Conestoga Capital Advisors, LLC since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Since 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC since 2001

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the 1940 Act ..

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2011, the Fund paid an income distribution of $0.0905 per share and a long-term capital gain distribution of $0.2871 for a total distribution of $587,563.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

Robert M. Mitchell

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 24,600

FY 2010

$ 24,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2011

None

$ 0

FY 2010

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2011

None

$ 4,100

FY 2010

None

$ 4,000

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ N/A

$N/A

FY 2010

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 0

FY 2010

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date November 30, 2011

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date November 30, 2011

* Print the name and title of each signing officer under his or her signature.